UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment to 2013 Incentive Plan

On May 23, 2017, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders voted to approve an amendment to the Southwestern Energy Company 2013 Incentive Plan (as previously amended, the “2013 Plan”) to increase the number of shares of the Company’s common stock that the Company is authorized to issue or award under the 2013 Plan by 18,850,000 shares to a total of 52,700,000 shares (the “Second Amendment”). The Second Amendment was adopted by the Company’s Board of Directors effective as of May 23, 2017, subject to stockholder approval.

A description of the material terms of the Second Amendment was included in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on April 12, 2017, and the proxy statement’s description of the Second Amendment is incorporated herein by reference. The description in the proxy statement and the foregoing description are qualified in their entirety by reference to the Second Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	367,068,171
	Against:	12,769,928
	Abstain:	3,660,321
	Nonvotes:	46,777,864

CATHERINE A. KEHR	For:	365,965,852
	Against:	17,204,800
	Abstain:	327,768
	Nonvotes:	46,777,864

GREG D. KERLEY	For:	303,333,779
	Against:	79,844,783
	Abstain:	319,859
	Nonvotes:	46,777,863

JON A. MARSHALL	For:	378,429,751
	Against:	4,744,467
	Abstain:	324,202
	Nonvotes:	46,777,864

ELLIOTT PEW	For:	368,440,953
	Against:	14,726,140
	Abstain:	331,327
	Nonvotes:	46,777,864

TERRY W. RATHERT	For:	379,486,041
	Against:	3,696,552
	Abstain:	315,828
	Nonvotes:	46,777,863

ALAN H. STEVENS	For:	367,733,143
	Against:	15,446,470
	Abstain:	318,808
	Nonvotes:	46,777,863

WILLIAM J. WAY	For:	376,210,451
	Against:	6,895,275
	Abstain:	392,695
	Nonvotes:	46,777,863

In addition, the following proposals were voted at the Annual Meeting:

With respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote,” the stockholders have approved the compensation of the Company’s named executive officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	360,121,807
Against:	22,872,226
Abstain:	504,388
Nonvotes:	46,777,863

With respect to the proposal set forth in the proxy statement to determine the frequency that a “say-on-pay vote” will occur, the stockholders indicated their choice among the frequency options, with the votes, rounded to the nearest whole share, cast as follows:

Every one year:	353,735,821
Every two years:	727,637
Every three years:	28,410,189
Abstain:	624,773
Nonvotes:	46,777,864

In light of the voting results on this proposal, the Board of Directors has determined that the Company will include a say-on-pay vote in the Company’s proxy materials each year until the next advisory vote on the frequency of future say-on-pay votes required by applicable law.

The proposal as set forth in the proxy statement to approve the Second Amendment was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	355,752,972
Against:	27,390,824
Abstain:	354,625
Nonvotes:	46,777,863

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2017 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	422,749,602
Against:	6,061,171
Abstain:	1,465,511

The proposal as set forth in the proxy statement to revise the Company’s voting standards to provide that all non-binding matters presented by stockholders would be decided by a simple majority of the votes cast FOR and AGAINST an item, unless stockholders have approved higher thresholds, or applicable laws or stock exchange regulations dictate otherwise, was denied by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	69,052,275
Against:	311,178,047
Abstain:	3,268,098
Nonvotes:	46,777,864

SECTION 8 – Other Events

Item 8.01 Other Events.

At the Regular Meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company re-appointed Catherine A. Kehr as Chairman of the Board.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Southwestern Energy Company 2013 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 30, 2017	By:	/s/ John C. Ale
		Name:	John C. Ale
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Southwestern Energy Company 2013 Incentive Plan